UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2006

Oracle Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51788	54-2185193
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Oracle Parkway, Redwood City, CA	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 506-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Approval of Fiscal Year 2007 Executive Bonus Plan

At Oracle Corporation’s 2006 Annual Meeting of Stockholders held on October 9, 2006 (the “2006 Annual Meeting”), our stockholders approved Oracle’s Fiscal Year 2007 Executive Bonus Plan (the “Bonus Plan”). The Bonus Plan provides for the payment of cash bonuses to eligible senior officers based upon the attainment of certain performance criteria established by the Compensation Committee.

A description of the Bonus Plan is filed as Exhibit 10.28 to this report.

Approval of the Amended and Restated 1993 Directors’ Stock Plan

At Oracle’s 2006 Annual Meeting, our stockholders approved amendments to Oracle’s Amended and Restated 1993 Directors’ Stock Plan (as amended, the “Amended Directors’ Stock Plan”). The amendments include:

•	Increasing the amounts of the annual stock option grants to non-employee directors for both their service on the Board and their service as a chair or vice-chair of Board committees by the following amounts:

Board member	from 30,000 shares to 45,000 shares
Finance and Audit Committee Chair	from 30,000 shares to 45,000 shares
Finance and Audit Committee Vice Chair	from 20,000 shares to 30,000 shares
Compensation Committee Chair	from 20,000 shares to 30,000 shares
Nomination and Governance Committee Chair	from 10,000 shares to 15,000 shares
Executive Committee Chair	from 10,000 shares to 15,000 shares

•	Permitting pro rata option grants to chairs of Board committees who have served less than one year on such committees (or six months for the vice chair of the Finance and Audit Committee) based on the number of complete calendar months that such director served on such committees during the year prior to the grant date.

•	Providing that the Board or Compensation Committee may, in the future, change the option grant policy for non-employee directors, including the formula amounts, terms and conditions of awards (including the vesting and the term but not the exercise price of the awards), so long as the total number of shares that may be granted under the Amended Directors’ Stock Plan is not increased.

The descriptions above are summaries of the amendments that were approved by stockholders, and are qualified in their entirety by the Amended Directors’ Stock Plan which is filed as Exhibit 10.29 to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.28	Description of the Fiscal Year 2007 Executive Bonus Plan

10.29	Amended and Restated 1993 Directors’ Stock Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Date: October 12, 2006	By:	/s/ Safra A. Catz
	Name:	Safra A. Catz
	Title:	President and Chief Financial Officer

Exhibit Index

10.28	Description of the Fiscal Year 2007 Executive Bonus Plan

10.29	Amended and Restated 1993 Directors’ Stock Plan